SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 14, 2000


                             INTERNET HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


     UTAH                          0-26888                       13-3758042
(State or Other                  (Commission                   (IRS Employer
 Jurisdiction)                   File Number)                  Identification
                                                                    No.)

            16 Curzon Street, Mayfair, London, United Kingdom W1Y 7FF
                    (Address of principal executive offices)


     Registrant's telephone number, including area code: 011 44 207 409 1600

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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Effective June 14, 2000, Internet Holdings, Inc. accepted the resignation of Rajeev Misra from his position as a member of the Board of Directors.


ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS.

(c)  Exhibits

     Number                Description

      17                   Letter on Director Resignation dated June 14, 2000.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNET HOLDINGS, INC.

June 15, 2000                           By:  /s/  Jason Forsyth
                                             -------------------------------
                                             Jason Forsyth,
                                             Chief Financial Officer


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